Exhibit 99.2
ThredUp Inc.
First Quarter 2023 Supplemental Financials
Key Financial Metrics for the Quarter

•Revenue of $75.9 million
◦vs. $72.7 million in 1Q22
◦Growth of 4.4% YoY
•Gross profit of $51.1 million
◦vs. $50.2 million in 1Q22
◦Growth of 1.7% YoY
•Gross margin of 67.3%
◦vs. 69.1% in 1Q22
•GAAP net loss of $19.8 million
◦vs. net loss of $20.7 million in 1Q22
•Adjusted EBITDA loss of $6.6 million
◦vs. loss of $13.0 million in 1Q22
•Adjusted EBITDA loss margin of 8.7%
◦vs. loss margin of 17.8% in 1Q22
•Cash, cash equivalents, restricted cash and short-term marketable securities were $99.5 million at the quarter end
•Total quarter Active Buyers of 1.668 million
◦vs. 1.715 million in 1Q22
◦A decrease of 2.7% YoY
•Total Orders of 1.511 million
◦vs. 1.640 million in 1Q22
◦An decrease of 7.9% YoY
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

Financial Outlook

For second quarter 2023, thredUP expects:
•Revenue in the range of $80 million to $82 million
•Gross margin in the range of 64.5% to 66.5%
•Adjusted EBITDA loss margin in the range of 9.5% to 7.5%
•Depreciation and amortization of approximately $5.2 million
•Stock-based compensation of approximately $12.0 million
•Weighted-average shares of approximately 104 million
For fiscal year 2023, thredUP expects:
•Revenue in the range of $320 million to $330 million
•Gross margin in the range of 65.0% to 67.0%
•Adjusted EBITDA loss margin in the range of 7.5% to 5.5%
•Depreciation and amortization of approximately $19.2 million
•Stock-based compensation of approximately $43.5 million
•Weighted-average shares of approximately 106 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Revenue:
Consignment	$48,597	$48,071	$44,758	$47,435	$48,536	$41,553	$37,470	$46,479
Product	11,362	15,203	28,121	25,260	27,885	26,392	33,848	29,443
Total revenue	59,959	63,274	72,879	72,695	76,421	67,945	71,318	75,922
Cost of revenue:
Consignment	10,687	10,080	10,257	10,049	10,218	9,087	7,661	9,220
Product	5,140	7,100	14,434	12,418	13,555	14,362	18,691	15,609
Total cost of revenue	15,827	17,180	24,691	22,467	23,773	23,449	26,352	24,829
Gross profit	44,132	46,094	48,188	50,228	52,648	44,496	44,966	51,093
Gross margin % of revenue	73.6%	72.8%	66.1%	69.1%	68.9%	65.5%	63.1%	67.3%
Operating expenses:
Operations, product and technology	31,062	32,081	36,624	39,161	43,961	38,702	33,818	38,347
Marketing	15,957	16,941	15,281	16,978	19,640	14,752	12,999	16,870
Sales, general and administrative	10,999	12,569	14,608	14,664	17,380	15,232	14,538	16,059
Total operating expenses	58,018	61,591	66,513	70,803	80,981	68,686	61,355	71,276
Operating expenses % of revenue	96.8%	97.3%	91.3%	97.4%	106.0%	101.1%	86.0%	93.9%
Operating loss	(13,886)	(15,497)	(18,325)	(20,575)	(28,333)	(24,190)	(16,389)	(20,183)
Operating loss % of revenue	(23.2)%	(24.5)%	(25.1)%	(28.3)%	(37.1)%	(35.6)%	(23.0)%	(26.6)%
Interest expense	573	619	524	423	238	103	41	77
Other expense (income), net	(93)	(1,418)	(961)	(303)	(181)	(624)	3,065	(476)
Loss before provision for income taxes	(14,366)	(14,698)	(17,888)	(20,695)	(28,390)	(23,669)	(19,495)	(19,784)
Provision for income taxes	13	17	23	13	9	9	4	9
Net loss	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)	$(19,499)	$(19,793)
Net loss margin	(24.0)%	(23.3)%	(24.6)%	(28.5)%	(37.2)%	(34.8)%	(27.3)%	(26.1)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Net loss	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)	$(19,499)	$(19,793)
Interest expense	573	619	524	423	238	103	41	77
Provision for income taxes	13	17	23	13	9	9	4	9
Depreciation and amortization	1,861	2,248	3,008	3,271	3,407	3,539	3,816	3,681
Stock-based compensation expense	2,896	2,995	3,570	3,523	10,058	7,177	6,059	9,391
Acquisition and offering-related expenses	—	1,020	251	204	70	—	—	—
Restructuring charges	—	—	—	311	1,076	1,809	(14)	—
Impairment of non-marketable equity investment	—	—	—	—	—	—	3,750	—
Adjusted EBITDA loss	$(9,036)	$(7,816)	$(10,535)	$(12,963)	$(13,541)	$(11,041)	$(5,843)	$(6,635)
Adjusted EBITDA loss margin	(15.1)%	(12.4)%	(14.5)%	(17.8)%	(17.7)%	(16.2)%	(8.2)%	(8.7)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Operations, product, and technology	$31,062	$32,081	$36,624	$39,161	$43,961	$38,702	$33,818	$38,347
Marketing	15,957	16,941	15,281	16,978	19,640	14,752	12,999	16,870
Sales, general, and administrative	10,999	12,569	14,608	14,664	17,380	15,232	14,538	16,059
Total operating expenses	58,018	61,591	66,513	70,803	80,981	68,686	61,355	71,276
Less: Stock-based compensation expense	(2,896)	(2,995)	(3,570)	(3,523)	(10,058)	(7,177)	(6,059)	(9,391)
Total non-GAAP operating expenses	$55,122	$58,596	$62,943	$67,280	$70,923	$61,509	$55,296	$61,885
Non-GAAP operating expenses % of revenue	91.9%	92.6%	86.4%	92.6%	92.8%	90.5%	77.5%	81.5%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Operations, product, and technology	$984	$1,024	$883	$1,392	$3,970	$2,480	$2,193	$3,671
Marketing	289	341	338	333	1,226	818	767	1,205
Sales, general, and administrative	1,623	1,630	2,349	1,798	4,862	3,879	3,099	4,515
Total stock-based compensation expense	$2,896	$2,995	$3,570	$3,523	$10,058	$7,177	$6,059	$9,391

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$52,197	$36,713	$38,029	$50,739
Marketable securities	96,326	86,501	66,902	42,733
Accounts receivable, net	3,368	3,175	4,669	4,232
Inventory	13,941	15,003	17,519	20,933
Other current assets	11,862	10,126	7,076	6,338
Total current assets	177,694	151,518	134,195	124,975
Operating lease right-of-use assets	49,420	46,760	46,153	45,180
Property and equipment, net	84,045	89,529	92,482	95,806
Goodwill	11,312	10,645	11,592	11,805
Intangible assets	11,522	10,242	10,499	10,044
Other assets	11,905	10,896	7,027	6,960
Total assets	$345,898	$319,590	$301,948	$294,770
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$16,183	$8,642	$7,800	$12,747
Accrued and other current liabilities	48,590	53,365	50,155	47,976
Seller payable	22,564	18,690	16,166	17,868
Operating lease liabilities, current	5,014	4,931	6,413	5,792
Current portion of long-term debt	7,791	3,881	3,879	3,882
Total current liabilities	100,142	89,509	84,413	88,265
Operating lease liabilities, non-current	51,497	50,623	48,727	47,521
Long-term debt, net of current portion	23,705	26,859	25,788	24,831
Other non-current liabilities	2,625	2,904	3,019	3,066
Total liabilities	177,969	169,895	161,947	163,683
Commitments and contingencies
Stockholders’ equity:
Common stock	10	10	10	10
Additional paid-in capital	537,760	545,449	551,852	561,577
Accumulated other comprehensive loss	(5,391)	(7,636)	(4,234)	(3,080)
Accumulated deficit	(364,450)	(388,128)	(407,627)	(427,420)
Total stockholders’ equity	167,929	149,695	140,001	131,087
Total liabilities and stockholders’ equity	$345,898	$319,590	$301,948	$294,770

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Cash flows from operating activities:
Net loss	$(28,399)	$(23,678)	$(19,499)	$(19,793)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,407	3,539	3,816	3,681
Stock-based compensation expense	10,058	7,177	6,059	9,391
Reduction in carrying amount of right-of-use assets	1,507	1,915	1,653	1,207
Other	657	271	4,184	41
Changes in operating assets and liabilities:
Accounts receivable, net	(461)	113	(1,325)	1,010
Inventory	(2,390)	(1,519)	(1,664)	(3,157)
Other current and non-current assets	(2,637)	3,067	2,625	22
Accounts payable	353	(4,954)	(985)	4,102
Accrued and other current liabilities	(4,163)	6,169	(5,166)	(1,851)
Seller payable	1,944	(3,845)	(2,565)	1,696
Operating lease liabilities	2,063	(206)	(1,472)	(2,062)
Other non-current liabilities	(95)	(153)	(827)	1,255
Net cash used in operating activities	(18,156)	(12,104)	(15,166)	(4,458)
Cash flows from investing activities:
Purchases of marketable securities	(3,475)	—	—	—
Maturities of marketable securities	21,568	9,536	19,820	24,579
Purchases of property and equipment	(14,945)	(11,733)	(3,935)	(5,679)
Net cash provided by (used in) investing activities	3,148	(2,197)	15,885	18,900
Cash flows from financing activities:
Proceeds from debt, net of discount	—	491	(100)	—
Repayment of debt	(2,000)	(1,333)	(1,000)	(1,000)
Proceeds from exercise of stock options and employee stock purchase plan	2,182	731	324	446
Tax withholding related to vesting of restricted stock units	(1,323)	(479)	(238)	(638)
Net cash used in financing activities	(1,141)	(590)	(1,014)	(1,192)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(349)	(397)	246	(540)
Net change in cash, cash equivalents, and restricted cash	(16,498)	(15,288)	(49)	12,710
Cash, cash equivalents, and restricted cash, beginning of period	75,886	59,388	44,100	44,051
Cash, cash equivalents, and restricted cash, end of period	$59,388	$44,100	$44,051	$56,761

Investors
ir@thredup.com
Media
media@thredup.com
About thredUP
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. thredUP has processed over 137 million unique secondhand items from 55,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the second quarter and full year of 2023; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of inflationary pressures, increased interest rates and general global economic uncertainty on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or restructuring activities; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.
Non-GAAP Financial Measures
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures used by other companies.
A reconciliation is provided above for Adjusted EBITDA to net loss and Adjusted operating expenses to reported operating expenses, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, interest expense, provision for income taxes, depreciation and amortization, stock-based compensation expense, acquisition-related expenses, and restructuring charges. Adjusted operating expenses are operating expenses adjusted to exclude stock-based compensation expense

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the second quarter of 2023 and full year 2023, depreciation and amortization is expected to be $5.2 million and $19.2 million, respectively. In addition, for the fourth quarter of 2023 and full year 2023, stock-based compensation expense is expected to be $12.0 million and $43.5 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA margin.